CONSENT AND AMENDMENT NO. 2 TO JUNIOR TERM LOAN CREDIT AGREEMENT

        This Consent and Amendment No.2 to Junior Term Loan Credit Agreement dated as of November 30, 2006 (this "Agreement") is entered into among ICON Health & Fitness, Inc., a Delaware corporation (the "Borrower"), the other Credit Parties signatory hereto, and Back Bay Capital Funding, LLC, as agent (the "Administrative Agent") for itself and the other lending institutions (hereinafter, collectively, the "Lenders") which are, or may become, parties to the Credit Agreement (as defined below). Capitalized terms used herein but not defined herein shall have the meanings provided in the Credit Agreement.

                                   WITNESSETH:

        WHEREAS, the Credit Parties, the Lenders and the Administrative Agent are parties to that certain Junior Term Loan Credit Agreement dated as of October 31, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

        WHEREAS, the Credit Parties, the Lenders and the Administrative Agent have agreed, on the terms and conditions set forth herein, to amend certain provisions of the Credit Agreement;

        WHEREAS, the Credit Parties have requested that the Administrative Agent and Lenders consent to the First Supplemental Indenture attached hereto as Exhibit A (the "Supplemental Indenture") to the Subordinated Indenture; and

        WHEREAS, the Required Lenders and the Administrative Agent are willing to amend the Credit Agreement and consent to the First Supplemental Indenture, but only on the terms and subject to the conditions set forth herein.

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        SECTION 1. Amendments. Subject to the conditions precedent set forth in
Section 3 hereof, the Credit Agreement is hereby amended as follows:

        (a) The Credit Agreement is hereby amended by deleting the definition of "Indenture Borrowing Base Report" contained in Section 1.1 thereof and substituting in lieu thereof the following new definition:

        "Indenture Borrowing Base Report. A report signed by the chief financial officer or cash manager of the Borrower demonstrating calculation of the "Borrowing Base" (as defined in the Subordinated Indenture) as of the last day of the most recently ended Fiscal Quarter (or such other date as may be elected by the Borrower pursuant to the Subordinated Indenture) and the amount of Indebtedness incurred pursuant to Sections 4.09(b)(1) and 4.09(b)(13) of the Subordinated Indenture as of the date of such report, in the form of Exhibit
E-1 hereto."

        (b) The Credit Agreement is hereby further amended by deleting clause
(f) of Section 7.4 and substituting in lieu thereof the following new clause
(f):

        "(f) as soon as available and in any event no later than five (5) Business Days after the last day of each Fiscal Quarter (or with greater frequency (x) to the extent required under the terms of the Subordinated Debt Documents or (y) in the event that the Borrower elects, pursuant to the terms of the Subordinated Indenture, to update the calculation of the Indenture Borrowing Base), an Indenture Borrowing Base Report as of the last day of such Fiscal Quarter or such other date;"

        SECTION 2. Consent. Subject to the conditions precedent set forth in
Section 3 hereof, notwithstanding Section 8.15 of the Credit Agreement, the Required Lenders and the Administrative Agent hereby consent to the Supplemental Indenture; provided that no Default or Event of Default shall have occurred and be continuing or would result therefrom.

        SECTION 3. Condition Precedent; Effective Date. The Administrative Agent, the Lenders and the Credit Parties agree that this Amendment shall become effective upon the satisfaction of the following conditions precedent, each in form and substance satisfactory to the Administrative Agent:

        (i) the execution hereof by the Credit Parties, the Required Lenders and the Administrative Agent;

        (ii) the execution and delivery of an amendment and consent to the Senior Credit Facility Loan Agreement; and

        (iii) the effectiveness of the Supplemental Indenture.

        SECTION 4. Borrower Representations and Warranties. Each Credit Party hereby represents and warrants that (a) this Agreement constitutes its legal, valid and binding obligation, enforceable against such Credit Party in accordance with the terms hereof, (b) after giving effect to this Agreement, (i) the representations and warranties contained in the Credit Agreement are correct in all material respects as though made on and as of the date of this Agreement, and (ii) no Default or Event of Default has occurred and is continuing.

        SECTION 5. Reference to and Effect on the Credit Agreement.

        5.1 Upon the effectiveness of this Agreement, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Credit Agreement, as modified hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified hereby.

        5.2 Except as specifically set forth in Section 1 hereof, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

        5.3 The execution, delivery and effectiveness of this Agreement shall not operate or be construed as a waiver or forbearance with respect to any Defaults or Events of Default under the Credit Agreement which may now or hereafter exist, or the waiver of any right, power or remedy which the Administrative Agent and the Lenders may have with respect thereto under the Credit Agreement or applicable law. The Lenders hereby reserve any and all rights which may now or hereafter exist in favor of the Lenders under the Credit Agreement.

        SECTION 6. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

        SECTION 7. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of laws provisions) of the Commonwealth of Massachusetts.

        SECTION 8. Section Titles. The section titles contained in this Agreement are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                            (Signature pages follow)

        IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment No.2 to the Junior Term Loan Credit Agreement to be duly executed and delivered as of the date first above written.

                                        ICON HEALTH & FITNESS, INC.

                                        By:     /s/ Everett Smith
                                        Name:   Everett Smith
                                        Title:  General Counsel & Secretary

                                        HF HOLDINGS, INC.

                                        By:     /s/ Everett Smith
                                        Name:   Everett Smith
                                        Title:  General Counsel & Secretary

                                        ICON INTERNATIONAL HOLDINGS, INC.

                                        By:     /s/ Everett Smith
                                        Name:   Everett Smith
                                        Title:  General Counsel & Secretary

                                        UNIVERSAL TECHNICAL SERVICES

                                        By:     /s/ Everett Smith
                                        Name:   Everett Smith
                                        Title:  General Counsel & Secretary

                                        FREE MOTION FITNESS, INC.

                                        By:     /s/ Everett Smith
                                        Name:   Everett Smith
                                        Title:  General Counsel & Secretary


                                        ICON IP, INC.

                                        By:     /s/ Everett Smith
                                        Name:   Everett Smith
                                        Title:  General Counsel & Secretary

                                        NORDICTRACK, INC.

                                        By:     /s/ Everett Smith
                                        Name:   Everett Smith
                                        Title:  General Counsel & Secretary


                                        510152 N.B. LTD.

                                        By:     /s/ Everett Smith
                                        Name:   Everett Smith
                                        Title:  General Counsel & Secretary


                                        ICON DU CANADA INC./ICON OF CANADA INC.

                                        By:     /s/ Everett Smith
                                        Name:   Everett Smith
                                        Title:  General Counsel & Secretary

                                        BACK BAY CAPITAL FUNDING, LLC

                                        By:     /s/ Kristan M. O'Connor
                                        Name:   Kristan M. O'Connor
                                        Title:  Managing Director



                                   EXHIBIT A